UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 18, 2002

NORTHWEST AIRLINES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23642

(Commission File Number)

41-1905580

(IRS Employer Identification No.)

2700 Lone Oak Parkway, Eagan Minnesota 55121

(Address of Principal Executive Offices) (Zip Code)

(612) 726-2111

(Registrants’ Telephone Number, Including Area Code)

Item 5 - Other Events. On July 18, 2002, we issued a press release announcing our financial results for the second quarter and first six months of the year as well as our operational performance for the second quarter. The press release is filed herewith as Exhibits 99.1 and is incorporated herein by reference.

Item 7:  Financial Statements and Exhibits.

(c)      Exhibits

99.1     Press Release Announcing Financial Results Issued July 18, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWEST AIRLINES CORPORATION

By:   /s/  Michael L. Miller

Name:   Michael L. Miller

Title:  Vice President, Law and Secretary

July 19, 2002

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release Announcing Financial Results Issued July 18, 2002.